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Exhibit 99.1

Press Release

For further information:

  Jeffrey R. Luber
  President
  EXACT Sciences Corporation
  P: (508) 683-1211
  E:   jluber@exactsciences.com

EXACT Sciences Corporation Announces Fourth Quarter and
Year-End 2007 Conference Call

MARLBOROUGH, Mass—January 18, 2008—EXACT Sciences Corporation (NASDAQ: EXAS) announced today that it has scheduled a conference call for its fourth quarter and year-end 2007 financial and operating results to be held on Tuesday, February 5, 2008 at 8:30 a.m. ET.

Management also plans to provide an update on corporate developments on the call, including EXACT's application for a national coverage determination on its stool-based DNA technology for colorectal cancer screening that was submitted to the Centers for Medicare and Medicaid Services (CMS). The Company has scheduled a meeting with CMS for January 25, 2008 to discuss the application.

EXACT Sciences will announce fourth quarter and year-end 2007 financial and operating results on Monday, February 4, 2008, after the close of regular market trading hours.

Information for the call is as follows:

  Domestic callers: 800-510-0178
  International callers: 617-614-3450
  Participant Passcode: 49451546

The conference call replay information is as follows:

  Domestic callers: 888-286-8010
  International callers: 617-801-6888
  Participant Passcode: 87426274

A live webcast of the conference call can be accessed at www.exactsciences.com through the Investor Relations link. The conference call and the webcast are open to all interested parties. An archived version of the webcast will be available at EXACT Sciences' web site, www.exactsciences.com, through the Investor Relations link, for one month. A replay of the conference call also will be available for 48 hours, beginning two hours after the completion of the live call.

The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

About EXACT Sciences Corporation

EXACT Sciences Corporation uses applied genomics to develop screening technologies for use in the detection of cancer. The Company's primary focus since inception has been on developing screening technologies for colorectal cancer. Colorectal cancer, which is the most deadly cancer among non-smokers, is generally curable if detected early. Despite the availability of colorectal cancer screening and diagnostic tests for more than 20 years, screening rates for colorectal cancer remain low, and deaths from colorectal cancer remain high. EXACT Sciences believes its genomics-based, non-invasive technologies will help promote increased screening for colorectal cancer. EXACT Sciences is based in Marlborough, Mass.

This news release contains express or implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on current expectations of management. These statements relate to, among other things, our expectations regarding the timing and content of corporate presentations. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, and which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional information regarding these and other risks that we face, see the disclosure contained in our filings with the Securities and Exchange Commission.

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QuickLinks

  Exhibit 99.1
  Press Release
EXACT Sciences Corporation Announces Fourth Quarter and Year-End 2007 Conference Call